                                                                     EXHIBIT 4.1


                           THANE INTERNATIONAL, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


NUMBER                                                                  SHARES

TI

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
COMMON STOCK                                         CUSIP 883261 10 9

THIS CERTIFIES THAT





IS THE OWNER OF



           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF

                            THANE INTERNATIONAL INC.

     transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

       This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

             WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


/s/ KANDY LEE ALLEN                                  /s/ WILLIAM F. HAY
---------------------       (Corporate Seal)         ----------------------
   SECRETARY                                          CHAIRMAN OF THE BOARD

                          COUNTERSIGNED AND REGISTERED
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                 (New York, NY)

BY                                                  TRANSFER AGENT AND REGISTRAR


                                                            AUTHORIZED SIGNATURE

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                           THANE INTERNATIONAL, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common
TEN ENT  - as tenants by the entireties
JT TEN   - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - .............Custodian...................
                    (Cust)                     (Minor)

                    under Uniform Gifts to Minors

                    Act......................................
                                 (State)

UNIF TRF MIN ACT - .............Custodian (until age.........)
                    (Cust)

                   .....................under Uniform Transfers
                   (Minor)

                   to Minors Act...............................
                                         (State)

     Additional abbreviations may also be used though not in the above list

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________


                     ___________________________________________________________
                     NOTICE: the signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.


SIGNATURE(S) GUARANTEED: ______________________________________________________
                          THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-1


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST,
STOLEN, MUTILATED OR DESTROYED, THE CORPORATION
WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION
TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.